SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 30, 2003


                           WINMILL & CO. INCORPORATED
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                      0-9667               13-1897916
(State or Other Jurisdiction of (Commission File Number)    (IRS Employer
        Incorporation)                                    Identification No.)



                   11 Hanover Square  New York, NY               10005
               (Address of Principal Executive Offices)        (ZIP Code)


       Registrant's telephone number, including area code: (212) 785-0900


                                 Not Applicable
                -------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Item 7. Financial Statements and Exihibits.

          (c)  Exhibits.


                Exhibit No.   Description of Exhibit
                ==========    =================================================
                     99.1     Press Release, dated August 18, 2003 announcing
                              its financial results for the second quarter and six months ended June 30, 2003.


Item 12. Results of Operations and Financial Conditions.

     On August 18, 2003, Winmill & Co. Incorporated (the "Company") issued a press release announcing financial results for the second quarter and six months ended June 30, 2003. A copy of the August 18, 2003 press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     The information contained in this report on Form 8-K (including the exhibit) is being furnished pursuant to Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              WINMILL & CO. INCORPORATED


Date:     August 18, 2003                     /s/ Thomas B. Winmill
                                              ---------------------
                                                  Thomas B. Winmill
                                                  President

                                  EXHIBIT INDEX
                                  -------------



Exhibit Number                                    Exhibit Description
--------------                                    -------------------

     99.1                                 Press release dated August 18, 2003




                                                                    Exhibit 99.1

August 18, 2003


    Winmill & Co. Incorporated Announces Second Quarter and Half Year Results

New York - Winmill & Co. Incorporated (Nasdaq: WNMLA) today announced its financial results for the second quarter ended June 30, 2003 and for the six months ended June 30, 2003.


Quarter Ended June 30:                     2003              2002
----------------------                     ----              ----
Revenue                                 $1,246,415         $448,188
Net Income                                $531,892           $7,487
Average Shares
        Basic                            1,608,520        1,648,320
        Diluted                          1,643,652        1,648,925
Share Earnings
        Basic                                $0.33            $0.00
        Diluted                              $0.32            $0.00

Six Months Ended June 30:                  2003              2002
-------------------------                  ----              ----
Revenue                                 $1,398,537       $1,172,960
Net Income                                $419,822         $175,585
Average Shares
        Basic                            1,608,520        1,648,320
        Diluted                          1,633,033        1,649,529
Share Earnings
        Basic                                $0.26            $0.11
        Diluted                              $0.26            $0.11





Contact: William G. Vohrer
         Treasurer
         (212) 785-0900, ext. 279
         wvohrer@winmillco.com